UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 12, 2007

                         ARIAD Pharmaceuticals, Inc.
            (Exact name of registrant as specified in its charter)


             Delaware                   0-21696          22-3106987
      (State or other jurisdiction    (Commission    (I.R.S. Employer
          of incorporation)           File Number)   Identification No.)


             26 Landsdowne Street, Cambridge, Massachusetts     02139
                 (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 12, 2007, ARIAD Pharmaceuticals, Inc. (the "Company") approved an amendment to Article 7 of the Company's Restated By-Laws to allow for the issuance of uncertificated shares of common stock of the Company. This amendment will facilitate the Company's eligibility to participate in a direct registration system as of January 1, 2008, as required by the NASDAQ Stock Market LLC. A copy of the Company's Restated By-Laws, as amended, is attached hereto as Exhibit 3.1.




ITEM 9.01 Financial Statements and Exhibits.

          (d)   Exhibit

                Exhibit
                Number       Description
                ------       -----------
                3.1          Restated By-Laws of ARIAD Pharmaceuticals, Inc.,
                             as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ARIAD Pharmaceuticals, Inc.



                              By:   /s/ Edward M. Fitzgerald
                                 ---------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and
                                    Corporate
                                    Operations, Chief Financial Officer


Date: December 13, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number      Description
------      -----------
3.1         Restated By-Laws of ARIAD Pharmaceuticals, Inc., as amended.